SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549
                             ----------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
                             ----------------

                             DECEMBER 9, 1997
             -----------------------------------------------
             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           NIAGARA CORPORATION
             ------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


              DELAWARE                 0-22206                59-3182820
  ---------------------------    ----------------------    -----------------
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
          OF INCORPORATION)                               IDENTIFICATION NO.)

                              667 MADISON AVENUE
                              NEW YORK, NEW YORK
                    --------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                    10021
                                   --------
                                  (ZIP CODE)

                               (212) 317-1000
             ----------------------------------------------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

              ________________NOT APPLICABLE
                  (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                              SINCE LAST REPORT)





ITEM 5.     OTHER EVENTS.

            On December 9, 1997, Niagara Corporation (formerly International Metals Acquisition Corporation), a Delaware corporation (the "Registrant"), extended the date (the "Redemption Date") on which it would redeem all remaining and unexercised Redeemable Common Stock Purchase Warrants of the Registrant (the "Warrants") from December 9, 1997 to December 11, 1997. As a result of the Registrant's extension of the Redemption Date, the Warrants remained exercisable until 5:00 P.M. New York City Time on December 11, 1997 (the "Exercise Deadline"). Of the 6,050,000 Warrants outstanding prior to the redemption, 6,042,990 were exercised prior to the Exercise Deadline. Each outstanding Warrant entitled the holder to purchase from the Registrant, prior to the Exercise Deadline, one share of the Registrant's Common Stock at an exercise price of $5.50. The Registrant received approximately $33.2 million in gross proceeds from the exercise of the Warrants, and used approximately $21.8 million to repay, at 107% plus accrued interest, $20,000,000 principal amount of 12.5% Senior Subordinated Notes of Niagara Cold Drawn Corp., the Registrant's wholly-owned subsidiary. Copies of the Registrant's press releases announcing the extension of the Redemption Date and the results of the Warrant exercise are attached hereto as Exhibits 99.1 and 99.2, respectively.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

            (c)  Exhibits.

            99.1        Press Release dated December 9, 1997.

            99.2        Press Release dated December 18, 1997





                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NIAGARA CORPORATION


                                          By:/s/ Marc J. Segalman
                                             Name:  Marc J. Segalman
                                             Title: Vice President
Date: December 22, 1997




                                 EXHIBIT INDEX


      Exhibit No.             Description                         Page No.

         99.1            Press Release dated December 9,             6
                         1997

         99.2            Press Release dated December 18,            8
                         1997.